EXHIBIT 99.1

Westamerica Bancorporation Reports Fourth Quarter 2012 Earnings

SAN RAFAEL, Calif., Jan. 17, 2013 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq:WABC), parent company of Westamerica Bank, today reported net income for the fourth quarter 2012 of $19.1 million and diluted earnings per common share ("EPS") of $0.70. Fourth quarter 2012 results compare to net income of $20.0 million and EPS of $0.73 for the prior quarter, and net income of $21.8 million and EPS of $0.77 for the fourth quarter 2011. Fourth quarter 2012 net income represented an annualized return on shareholders' equity of 14.1 percent.

"Westamerica continues to deliver relatively high levels of profitability in a difficult operating environment. We are focused on controlling costs while banking industry revenues are pressured by low interest rates and aggressive competition. Westamerica's problem loans and repossessed loan collateral declined $41.8 million from December 31, 2011 to December 31, 2012, which helped reduce credit administration costs and professional fees. During the fourth quarter, we delivered approximately 34 percent of our revenue, after-taxes, to the bottom line for shareholders," said Chairman, President and CEO David Payne. "Westamerica paid a $0.37 per common share dividend in the fourth quarter 2012, and retired 183 thousand common shares using our share repurchase plan. Westamerica's capital ratios continue to exceed the highest regulatory guidelines," added Payne.

Net interest income on a fully taxable equivalent basis was $46.3 million for the fourth quarter 2012, compared to $48.7 million for the prior quarter and $53.4 million for the fourth quarter 2011. The change in net interest income is due to reductions in yields on loans and investment securities, which have declined during this period of low market interest rates. The change in net interest income is also attributable to reduced loan volumes, placing greater reliance on lower-yielding investment securities. Loan volumes have declined due to problem loan workout activities, particularly with purchased loans, and reduced volumes of loan originations. In Management's opinion, current levels of competitive loan pricing do not provide adequate forward earnings potential, and competitive loan underwriting standards are loosening, causing newly originated loans to contain higher levels of credit risk; Management is avoiding low-yielding higher-risk loan originations. To offset the decline in interest income, interest expense has been reduced by lowering rates paid on interest-bearing deposits and borrowings and by reducing the volume of higher-cost funding sources. The annualized interest cost of funding the Company's loans and investment securities was 0.13 percent in both the fourth quarter 2012 and third quarter 2012 compared to 0.18 percent in the fourth quarter 2011. The annualized net interest margin on a fully taxable equivalent basis was 4.49 percent for the fourth quarter 2012, compared to 4.67 percent for the prior quarter and 5.24 percent for the fourth quarter 2011.

The provision for loan losses was $2.8 million for the fourth quarter 2012, unchanged from the prior quarter and fourth quarter 2011. Net loan losses charged against the allowance for loan losses totaled $3.5 million for the fourth quarter 2012, compared to $3.4 million for the prior quarter and $3.1 million for the fourth quarter 2011. At December 31, 2012, the allowance for loan losses totaled $30.2 million; nonperforming originated loans totaled $12.2 million; nonperforming purchased FDIC-indemnified loans totaled $13.2 million, net of purchase discounts of $1.9 million; and nonperforming purchased non-indemnified loans totaled $7.5 million, net of purchase discounts of $2.0 million.

Noninterest income for the fourth quarter 2012 totaled $14.2 million, compared to $14.6 million in the third quarter 2012 and $14.9 million for the fourth quarter 2011.

Noninterest expense for the fourth quarter 2012 totaled $28.2 million, compared to $29.3 million in the prior quarter and $30.7 million in the fourth quarter 2011. Management is focused on reducing operating expenses over the near-term, primarily professional fees, repossessed loan collateral expenses and other problem loan related costs. Expenses related to repossessed loan collateral in the fourth quarter 2012 were lower by $357 thousand and $301 thousand compared to the third quarter 2012 and fourth quarter 2011, respectively. Professional fees were $553 thousand lower in the fourth quarter 2012 compared to the fourth quarter 2011. In addition, personnel related costs have declined primarily due to lower stock based compensation expense and a decline in the number of employees due to attrition.

At December 31, 2012, Westamerica Bancorporation's tangible common equity-to-asset ratio was 8.6 percent, assets totaled $5.0 billion and loans outstanding totaled $2.1 billion. Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2011 filed on Form 10-K and quarterly report for the quarter ended September 30, 2012 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

The Westamerica Bancorporation logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=3638

	Public Information January 17, 2013
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
December 31, 2012

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q4'12	Q4'11	Change	Q3'12

Net Interest Income (FTE)	$46,283	$53,362	-13.3%	$48,712
Provision for Loan Losses	2,800	2,800	0.0%	2,800
Total Noninterest Income	14,194	14,857	-4.5%	14,626
Noninterest Expense	28,233	30,663	-7.9%	29,269
Income Before Taxes (FTE)	29,444	34,756	-15.3%	31,269
Income Tax Provision (FTE)	10,308	12,951	-20.4%	11,247
Net Income	$19,136	$21,805	-12.2%	$20,022

Average Common Shares Outstanding	27,313	28,296	-3.5%	27,513
Diluted Average Common Shares	27,334	28,334	-3.5%	27,565

Operating Ratios:
Basic Earnings Per Common Share	$0.70	$0.77	-9.1%	$0.73
Diluted Earnings Per Common Share	0.70	0.77	-9.1%	0.73
Return On Assets (a)	1.55%	1.73%		1.63%
Return On Common Equity (a)	14.1%	15.9%		14.7%
Net Interest Margin (FTE) (a)	4.49%	5.24%		4.67%
Efficiency Ratio (FTE)	46.7%	44.9%		46.2%

Dividends Paid Per Common Share	$0.37	$0.37	0.0%	$0.37
Common Dividend Payout Ratio	53%	48%		51%

			%
	12/31'12YTD	12/31'11YTD	Change

Net Interest Income (FTE)	$197,027	$218,867	-10.0%
Provision for Loan Losses	11,200	11,200	0.0%
Noninterest Income:
Loss on Sale of Securities	(1,287)	--	n/m
Other	58,309	60,097	-3.0%
Total Noninterest Income	57,022	60,097	-5.1%
Noninterest Expense:
Settlements	--	2,100	n/m
Other	116,885	125,578	-6.9%
Total Noninterest Expense	116,885	127,678	-8.5%
Income Before Taxes (FTE)	125,964	140,086	-10.1%
Income Tax Provision (FTE)	44,837	52,198	-14.1%
Net Income	$81,127	$87,888	-7.7%

Average Common Shares Outstanding	27,654	28,628	-3.4%
Diluted Average Common Shares	27,699	28,742	-3.6%

Operating Ratios:
Basic Earnings Per Common Share	$2.93	$3.07	-4.6%
Diluted Earnings Per Common Share	2.93	3.06	-4.2%
Return On Assets	1.64%	1.78%
Return On Common Equity	14.9%	16.1%
Net Interest Margin (FTE)	4.79%	5.32%
Efficiency Ratio (FTE)	46.0%	45.8%

Dividends Paid Per Common Share	$1.48	$1.45	2.1%
Common Dividend Payout Ratio	51%	47%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q4'12	Q4'11	Change	Q3'12

Interest and Fee Income (FTE)	$47,614	$55,217	-13.8%	$50,094
Interest Expense	1,331	1,855	-28.3%	1,382
Net Interest Income (FTE)	$46,283	$53,362	-13.3%	$48,712

Average Earning Assets	$4,111,970	$4,052,476	1.5%	$4,160,953
Average Interest--
Bearing Liabilities	2,663,389	2,846,417	-6.4%	2,683,663

Yield on Earning Assets (FTE) (a)	4.62%	5.42%		4.80%
Cost of Funds (a)	0.13%	0.18%		0.13%
Net Interest Margin (FTE) (a)	4.49%	5.24%		4.67%
Interest Expense/
Interest-Bearing Liabilities (a)	0.20%	0.26%		0.21%
Net Interest Spread (FTE) (a)	4.42%	5.16%		4.59%

			%
	12/31'12YTD	12/31'11YTD	Change

Interest and Fee Income (FTE)	$202,771	$227,249	-10.8%
Interest Expense	5,744	8,382	-31.5%
Net Interest Income (FTE)	$197,027	$218,867	-10.0%

Average Earning Assets	$4,115,339	$4,113,375	0.0%
Average Interest--
Bearing Liabilities	2,745,497	2,848,441	-3.6%

Yield on Earning Assets (FTE)	4.93%	5.52%
Cost of Funds	0.14%	0.20%
Net Interest Margin (FTE)	4.79%	5.32%
Interest Expense/
Interest-Bearing Liabilities	0.21%	0.29%
Net Interest Spread (FTE)	4.72%	5.23%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q4'12	Q4'11	Change	Q3'12

Total Assets	$4,920,620	$5,013,227	-1.8%	$4,892,088
Total Earning Assets	4,111,970	4,052,476	1.5%	4,160,953
Total Loans	2,155,059	2,587,303	-16.7%	2,263,239
Commercial Loans	425,035	575,607	-26.2%	457,644
Commercial RE Loans	939,943	1,139,249	-17.5%	990,509
Consumer Loans	790,081	872,447	-9.4%	815,086
Total Investment Securities	1,956,911	1,465,173	33.6%	1,897,714
Available For Sale (Market)	796,998	667,514	19.4%	716,369
Held To Maturity	1,159,913	797,659	45.4%	1,181,345
Unrealized Gain	28,516	24,690	15.5%	31,614

Loans/Deposits	51.2%	60.9%		54.2%

			%
	12/31'12YTD	12/31'11YTD	Change

Total Assets	$4,954,302	$4,950,754	0.1%
Total Earning Assets	4,115,339	4,113,375	0.0%
Total Loans	2,314,870	2,736,545	-15.4%
Commercial Loans	474,436	643,254	-26.2%
Commercial RE Loans	1,016,805	1,199,390	-15.2%
Consumer Loans	823,629	893,901	-7.9%
Total Investment Securities	1,800,469	1,376,830	30.8%
Available For Sale (Market)	705,606	704,394	0.2%
Held To Maturity	1,094,863	672,436	62.8%
Unrealized Gain	28,516	24,690	15.5%

Loans/Deposits	54.9%	65.6%

4. Deposits, Other Interest-Bearing Liabilities & Equity
	(average volume, dollars in thousands)
			%
	Q4'12	Q4'11	Change	Q3'12

Total Deposits	$4,211,609	$4,248,191	-0.9%	$4,176,342
Noninterest Demand	1,654,575	1,559,801	6.1%	1,605,362
Interest Bearing Transaction	761,395	727,617	4.6%	756,824
Savings	1,146,891	1,145,110	0.2%	1,125,286
Time greater than $100K	400,556	521,742	-23.2%	430,239
Time less than $100K	248,192	293,921	-15.6%	258,631
Total Short-Term Borrowings	55,523	106,973	-48.1%	61,794
Federal Home Loan Bank Advances	25,832	26,054	-0.9%	25,889
Term Repurchase Agreement	10,000	10,000	0.0%	10,000
Debt Financing and Notes Payable	15,000	15,000	0.0%	15,000
Shareholders' Equity	541,684	545,654	-0.7%	542,708

Demand Deposits/
Total Deposits	39.3%	36.7%		38.4%
Transaction & Savings
Deposits / Total Deposits	84.6%	80.8%		83.5%

			%
	12/31'12YTD	12/31'11YTD	Change

Total Deposits	$4,217,239	$4,171,894	1.1%
Noninterest Demand	1,603,981	1,496,362	7.2%
Interest Bearing Transaction	754,979	713,754	5.8%
Savings	1,132,980	1,112,364	1.9%
Time greater than $100K	460,833	535,866	-14.0%
Time less than $100K	264,466	313,548	-15.7%
Total Short-Term Borrowings	81,323	105,157	-22.7%
Federal Home Loan Bank Advances	25,916	41,741	-37.9%
Term Repurchase Agreement	10,000	3,945	n/m
Debt Financing and Notes Payable	15,000	22,066	-32.0%
Shareholders' Equity	543,309	544,458	-0.2%

Demand Deposits/
Total Deposits	38.0%	35.9%
Transaction & Savings
Deposits / Total Deposits	82.8%	79.6%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q4'12
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,111,970	$47,614	4.62%
Total Loans (FTE)	2,155,059	30,267	5.59%
Commercial Loans (FTE)	425,035	6,983	6.54%
Commercial RE Loans	939,943	15,067	6.38%
Consumer Loans	790,081	8,217	4.14%
Total Investments (FTE)	1,956,911	17,347	3.54%

Interest Expense Paid
Total Earning Assets	4,111,970	1,331	0.13%
Total Interest-Bearing Liabilities	2,663,389	1,331	0.20%
Total Interest-Bearing Deposits	2,557,034	970	0.15%
Interest-Bearing Transaction	761,395	70	0.04%
Savings	1,146,891	234	0.08%
Time less than $100K	248,192	332	0.53%
Time greater than $100K	400,556	334	0.33%
Total Short-Term Borrowings	55,523	14	0.10%
Federal Home Loan Bank Advances	25,832	122	1.87%
Term Repurchase Agreement	10,000	25	0.97%
Debt Financing and Notes Payable	15,000	200	5.35%

Net Interest Income and
Margin (FTE)		$46,283	4.49%

	Q4'11
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,052,476	$55,217	5.42%
Total Loans (FTE)	2,587,303	38,936	5.97%
Commercial Loans (FTE)	575,607	9,932	6.85%
Commercial RE Loans	1,139,249	18,676	6.50%
Consumer Loans	872,447	10,328	4.70%
Total Investments (FTE)	1,465,173	16,281	4.44%

Interest Expense Paid
Total Earning Assets	4,052,476	1,855	0.18%
Total Interest-Bearing Liabilities	2,846,417	1,855	0.26%
Total Interest-Bearing Deposits	2,688,390	1,461	0.22%
Interest-Bearing Transaction	727,617	144	0.08%
Savings	1,145,110	356	0.12%
Time less than $100K	293,921	496	0.67%
Time greater than $100K	521,742	465	0.35%
Total Short-Term Borrowings	106,973	46	0.17%
Federal Home Loan Bank Advances	26,054	122	1.87%
Term Repurchase Agreement	10,000	25	0.97%
Debt Financing and Notes Payable	15,000	201	5.35%

Net Interest Income and
Margin (FTE)		$53,362	5.24%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q4'12	Q4'11	Change	Q3'12

Service Charges on Deposits	$6,722	$6,994	-3.9%	$6,847
Merchant Processing Services	2,401	2,515	-4.5%	2,411
Debit Card Fees	1,357	1,204	12.7%	1,308
ATM Processing Fees	749	904	-17.2%	782
Trust Fees	552	480	15.0%	540
Financial Services Commissions	148	165	-10.3%	175
Other Income	2,265	2,595	-12.7%	2,563
Total Noninterest Income	$14,194	$14,857	-4.5%	$14,626

Total Revenue (FTE)	$60,477	$68,219	-11.3%	$63,338
Noninterest Income/Revenue (FTE)	23.5%	21.8%		23.1%
Service Charges/Avg. Deposits (a)	0.63%	0.65%		0.65%
Total Revenues (FTE) Per Avg.
Common Share (a)	$8.81	$9.57	-7.9%	$9.16

			%
	12/31'12YTD	12/31'11YTD	Change

Service Charges on Deposits	$27,691	$29,523	-6.2%
Merchant Processing Services	9,734	9,436	3.2%
Debit Card Fees	5,173	4,956	4.4%
ATM Processing Fees	3,396	3,815	-11.0%
Trust Fees	2,078	1,887	10.1%
Financial Services Commissions	689	423	63.0%
Loss on Sale of Securities	(1,287)	--	n/m
Other Income	9,548	10,057	-5.1%
Total Noninterest Income	$57,022	$60,097	-5.1%

Total Revenue (FTE)	$254,049	$278,964	-8.9%
Noninterest Income/Revenue (FTE)	22.4%	21.5%
Service Charges/Avg. Deposits	0.66%	0.71%
Total Revenues (FTE) Per Avg.
Common Share	$9.19	$9.74	-5.7%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q4'12	Q4'11	Change	Q3'12

Salaries & Benefits	$13,555	$14,113	-4.0%	$14,294
Occupancy	3,851	4,124	-6.6%	3,901
Outsourced Data Processing	2,213	2,101	5.3%	2,156
Amortization of
Identifiable Intangibles	1,292	1,470	-12.1%	1,336
Professional Fees	761	1,314	-42.0%	786
Equipment	892	922	-3.3%	991
Other Real Estate Owned	322	623	-48.3%	679
Courier Service	768	806	-4.8%	772
Loan Expense	467	589	-20.7%	400
Telephone	511	420	21.7%	429
Postage	301	383	-21.5%	308
Operational Losses	113	236	-52.0%	110
Stationery & Supplies	275	340	-19.3%	274
Other Operating	2,912	3,222	-9.6%	2,833
Total Noninterest Expense	$28,233	$30,663	-7.9%	$29,269

Noninterest Expense/
Avg. Earning Assets (a)	2.73%	3.00%		2.80%
Noninterest Expense/Revenues (FTE)	46.7%	44.9%		46.2%

			%
	12/31'12YTD	12/31'11YTD	Change

Salaries & Benefits	$57,388	$58,501	-1.9%
Occupancy	15,460	16,209	-4.6%
Outsourced Data Processing	8,531	8,844	-3.5%
Amortization of
Identifiable Intangibles	5,368	5,975	-10.2%
Professional Fees	3,217	4,802	-33.0%
Equipment	3,775	3,837	-1.6%
Other Real Estate Owned	1,235	2,458	-49.8%
Courier Service	3,117	3,342	-6.7%
Loan Expense	1,884	2,104	-10.5%
Telephone	1,735	1,705	1.8%
Postage	1,326	1,467	-9.6%
Operational Losses	546	1,051	-48.0%
Stationery & Supplies	1,038	1,259	-17.5%
Settlements	--	2,100	n/m
Other Operating	12,265	14,024	-12.5%
Total Noninterest Expense	$116,885	$127,678	-8.5%

Noninterest Expense/
Avg. Earning Assets	2.84%	3.10%
Noninterest Expense/Revenues (FTE)	46.0%	45.8%

8. Provision for Loan Losses.
	(dollars in thousands)
			%
	Q4'12	Q4'11	Change	Q3'12

Average Total Loans	$2,155,059	$2,587,303	-16.7%	$2,263,239
Avg. Total Purchased
Covered Loans (1)	394,848	559,451	-29.4%	435,953
Avg. Total Purchased
Non-Covered Loans (2)	77,632	132,576	-41.4%	97,100
Avg. Total Originated Loans	1,682,579	1,895,276	-11.2%	1,730,186

Allowance for Loan Loss (ALL)
Beginning of Period	$30,966	$32,893	-5.9%	$31,523
Provision for Loan Losses	2,800	2,800	0.0%	2,800
Net ALL Losses	(3,532)	(3,096)	14.1%	(3,357)
ALL End of Period	$30,234	$32,597	-7.2%	$30,966
ALL Recoveries/Gross ALL Losses	23%	50%		28%
Net ALL Losses/Avg. Loans:
Originated Loans (a)	0.91%	0.53%		0.63%
Purchased Covered Loans (1)(a)	0.14%	0.40%		0.09%
Purchased Non-Covered Loans (2)(a)	-2.31%	--		2.19%

			%
	12/31'12YTD	12/31'11YTD	Change

Average Total Loans	$2,314,870	$2,736,545	-15.4%
Avg. Total Purchased
Covered Loans (1)	455,463	618,343	-26.3%
Avg. Total Purchased
Non-Covered Loans (2)	100,358	163,808	-38.7%
Avg. Total Originated Loans	1,759,049	1,954,394	-10.0%

Allowance for Loan Loss (ALL)
Beginning of Period	$32,597	$35,636	-8.5%
Provision for Loan Losses	11,200	11,200	0.0%
Net ALL Losses	(13,563)	(14,239)	-4.8%
ALL End of Period	$30,234	$32,597	-7.2%
ALL Recoveries/Gross ALL Losses	25%	30%
Net ALL Losses/Avg. Loans:
Originated Loans	0.72%	0.68%
Purchased Covered Loans (1)	0.18%	0.16%
Purchased Non-Covered Loans (2)	0.11%	--

9. Credit Quality.
	(dollars in thousands)
			%
	12/31/12	12/31/11	Change	9/30/12

Nonperforming Originated Loans:
Nonperforming Nonaccrual	$10,016	$10,291	-2.7%	$9,870
Performing Nonaccrual	1,759	5,256	-66.5%	3,169
Total Nonaccrual Loans	11,775	15,547	-24.3%	13,039
90+ Days Past Due Accruing Loans	455	2,047	-77.8%	433
Total	12,230	17,594	-30.5%	13,472
Repossessed Loan Collateral	9,295	14,868	-37.5%	11,539
Total Originated
Nonperforming Assets	21,525	32,462	-33.7%	25,011

Nonperforming Purchased Covered Loans (1):
Nonperforming Nonaccrual	11,698	9,388	24.6%	19,584
Performing Nonaccrual	1,323	4,924	-73.1%	1,014
Total Nonaccrual Loans	13,021	14,312	-9.0%	20,598
90+ Days Past Due Accruing Loans	155	241	-35.7%	59
Total	13,176	14,553	-9.5%	20,657
Repossessed Purchased Covered
Loan Collateral (1)	13,691	19,135	-28.5%	12,437
Total Nonperforming Purchased
Covered Assets (1)	26,867	33,688	-20.2%	33,094

Nonperforming Purchased Non-Covered Loans (2):
Nonperforming Nonaccrual	7,038	16,170	-56.5%	7,823
Performing Nonaccrual	461	7,037	-93.4%	2,260
Total Nonaccrual Loans	7,499	23,207	-67.7%	10,083
90+ Days Past Due Accruing Loans	4	34	n/m	1
Total	7,503	23,241	-67.7%	10,084
Repossessed Purchased Non-Covered
Loan Collateral (2)	3,366	11,632	-71.1%	3,303
Total Nonperforming Purchased
Non-Covered Assets (2)	10,869	34,873	-68.8%	13,387

Total Nonperforming Assets	$59,261	$101,023	-41.3%	$71,492

Total Originated Loans Outstanding	$1,664,183	$1,862,607	-10.7%	$1,708,414
Total Purchased Covered
Loans Outstanding (1)	372,283	535,278	-30.5%	418,364
Total Purchased Non-Covered
Loans Outstanding (2)	74,891	125,921	-40.5%	82,676
Total Loans Outstanding	$2,111,357	$2,523,806	-16.3%	$2,209,454

Total Assets	$4,952,193	$5,042,161	-1.8%	$4,859,627

Originated Loans:
Allowance for Loan Losses	$30,234	$32,597	-7.2%	$30,966
Allowance/Originated Loans	1.82%	1.75%		1.81%
Nonperforming Originated Loans/
Total Originated Loans	0.73%	0.94%		0.79%
Allowance/Originated
Nonperforming Loans	247%	185%		230%

Purchased Covered Loans (1):
Fair Value Discount on Purchased
Covered Loans	$26,128	$46,282		$27,241
Discount/Purchased Covered
Loans, gross	6.56%	7.96%		6.11%
Nonperforming Purchased Covered Loans/
Total Purchased Covered Loans	3.54%	2.72%		4.94%

Purchased Non-Covered Loans (2):
Fair Value Discount on Purchased
Non-Covered Loans	$5,226	$10,211		$5,495
Discount/Purchased Non-Covered	6.52%	7.50%		6.23%
Loans, gross
Nonperforming Purchased Non-Covered Loans/
Total Purchased Non-Covered Loans	10.02%	18.46%		12.20%

10. Capital.
	(in thousands, except per-share amounts)
			%
	12/31/12	12/31/11	Change	9/30/12

Shareholders' Equity	$560,102	$558,641	0.3%	$558,841
Tier I Regulatory Capital	409,763	408,266	0.4%	407,881
Total Regulatory Capital	444,205	444,659	-0.1%	442,399

Total Assets	4,952,193	5,042,161	-1.8%	4,859,627
Risk-Adjusted Assets	2,720,332	2,808,303	-3.1%	2,726,803

Shareholders' Equity/
Total Assets	11.31%	11.08%		11.50%
Shareholders' Equity/
Total Loans	26.53%	22.13%		25.29%
Tier I Capital/Total Assets	8.27%	8.10%		8.39%
Tier I Capital/
Risk-Adjusted Assets	15.06%	14.54%		14.96%
Total Regulatory Capital/
Risk-Adjusted Assets	16.33%	15.83%		16.22%
Tangible Common Equity Ratio	8.64%	8.35%		8.75%
Common Shares Outstanding	27,213	28,150	-3.3%	27,396
Common Equity Per Share	$20.58	$19.85	3.7%	$20.40
Market Value Per Common Share	$42.59	$43.90	-3.0%	$47.05

Share Repurchase Programs
	(shares in thousands)
			%
	Q4'12	Q4'11	Change	Q3'12

Total Shares Repurchased	299	361	-17.2%	270
Average Repurchase Price	$42.92	$42.83	0.2%	$46.63
Net Shares Repurchased	183	151	21.1%	225

			%
	12/31'12YTD	12/31'11YTD	Change

Total Shares Repurchased	1,135	1,317	-13.8%
Average Repurchase Price	$45.38	$45.99	-1.3%
Net Shares Repurchased	937	940	-0.4%

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	12/31/12	12/31/11	Change	9/30/12
Assets:
Cash and Money Market Assets	$491,382	$530,045	-7.3%	$367,964

Investment Securities:
Available For Sale	825,636	638,753	29.3%	738,462
Held to Maturity	1,156,041	922,803	25.3%	1,158,731

Purchased Covered Loans (1)	372,283	535,278	-30.5%	418,364
Purchased Non-Covered Loans (2)	74,891	125,921	-40.5%	82,676
Originated Loans	1,664,183	1,862,607	-10.7%	1,708,414
Allowance For Loan Losses	(30,234)	(32,597)	-7.2%	(30,966)
Total Loans, net	2,081,123	2,491,209	-16.5%	2,178,488

Non-Covered Other Real Estate
Owned	12,661	26,500	-52.2%	14,842
Covered Other Real Estate
Owned (1)	13,691	19,135	-28.5%	12,437
Premises and Equipment, net	38,639	36,548	5.7%	38,386
Identifiable Intangibles, net	23,261	28,629	-18.8%	24,553
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	188,086	226,866	-17.1%	204,091

Total Assets	$4,952,193	$5,042,161	-1.8%	$4,859,627

Liabilities and Shareholders' Equity:
Deposits:
Noninterest Bearing	$1,676,071	$1,562,254	7.3%	$1,594,379
Interest-Bearing Transaction	748,818	734,988	1.9%	745,852
Savings	1,165,032	1,148,178	1.5%	1,133,788
Time	642,571	804,501	-20.1%	656,538
Total Deposits	4,232,492	4,249,921	-0.4%	4,130,557

Short-Term Borrowed Funds	53,687	115,689	-53.6%	55,630
Federal Home Loan Bank Advances	25,799	26,023	-0.9%	25,855
Term Repurchase Agreement	10,000	10,000	0.0%	10,000
Debt Financing and Notes Payable	15,000	15,000	0.0%	15,000
Other Liabilities	55,113	66,887	-17.6%	63,744
Total Liabilities	4,392,091	4,483,520	-2.0%	4,300,786

Shareholders' Equity:
Common Equity:
Paid-In Capital	375,113	380,835	-1.5%	374,312
Accumulated Other
Comprehensive Income	14,625	11,369	28.6%	14,454
Retained Earnings	170,364	166,437	2.4%	170,075
Total Shareholders' Equity	560,102	558,641	0.3%	558,841

Total Liabilities and
Shareholders' Equity	$4,952,193	$5,042,161	-1.8%	$4,859,627

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q4'12	Q4'11	Change	Q3'12
Interest & Fee Income:
Loans	$29,640	$38,139	-22.3%	$31,779
Investment Securities:
Available for Sale	5,166	5,167	0.0%	4,918
Held to Maturity	8,087	7,115	13.7%	8,575
Total Interest & Fee Income	42,893	50,421	-14.9%	45,272

Interest Expense:
Transaction Deposits	70	144	-51.6%	70
Savings Deposits	234	356	-34.3%	231
Time Deposits	666	961	-30.7%	719
Short-Term Borrowed Funds	14	46	-69.0%	15
Federal Home Loan Bank Advances	122	122	-0.4%	122
Term Repurchase Agreement	25	25	0.0%	25
Debt Financing and Notes Payable	200	201	0.0%	200
Total Interest Expense	1,331	1,855	-28.3%	1,382

Net Interest Income	41,562	48,566	-14.4%	43,890

Provision for Loan Losses	2,800	2,800	0.0%	2,800

Noninterest Income:
Service Charges	6,722	6,994	-3.9%	6,847
Merchant Processing Services	2,401	2,515	-4.5%	2,411
Debit Card Fees	1,357	1,204	12.7%	1,308
ATM Processing Fees	749	904	-17.2%	782
Trust Fees	552	480	15.0%	540
Financial Services Commissions	148	165	-10.3%	175
Other	2,265	2,595	-12.7%	2,563
Total Noninterest Income	14,194	14,857	-4.5%	14,626

Noninterest Expense:
Salaries and Benefits	13,555	14,113	-4.0%	14,294
Occupancy	3,851	4,124	-6.6%	3,901
Outsourced Data Processing	2,213	2,101	5.3%	2,156
Amortization of Identifiable Intangibles	1,292	1,470	-12.1%	1,336
Professional Fees	761	1,314	-42.0%	786
Equipment	892	922	-3.3%	991
Other Real Estate Owned	322	623	-48.3%	679
Courier Service	768	806	-4.8%	772
Other	4,579	5,190	-11.8%	4,354
Total Noninterest Expense	28,233	30,663	-7.9%	29,269

Income Before Income Taxes	24,723	29,960	-17.5%	26,447
Income Tax Provision	5,587	8,155	-31.5%	6,425
Net Income	$19,136	$21,805	-12.2%	$20,022

Average Common Shares Outstanding	27,313	28,296	-3.5%	27,513
Diluted Common Shares Outstanding	27,334	28,334	-3.5%	27,565

Per Common Share Data:
Basic Earnings	$0.70	$0.77	-9.1%	$0.73
Diluted Earnings	0.70	0.77	-9.1%	0.73
Dividends Paid	0.37	0.37	0.0%	0.37
			%
	12/31'12YTD	12/31'11YTD	Change
Interest & Fee Income:
Loans	$130,820	$160,673	-18.6%
Investment Securities:
Available for Sale	19,810	21,594	-8.3%
Held to Maturity	32,734	25,712	27.3%
Total Interest & Fee Income	183,364	207,979	-11.8%

Interest Expense:
Transaction Deposits	308	727	-57.6%
Savings Deposits	930	1,692	-45.1%
Time Deposits	3,045	4,386	-30.6%
Short-Term Borrowed Funds	77	216	-64.2%
Federal Home Loan Bank Advances	483	520	-7.2%
Term Repurchase Agreement	99	39	n/m
Debt Financing and Notes Payable	802	802	0.0%
Total Interest Expense	5,744	8,382	-31.5%

Net Interest Income	177,620	199,597	-11.0%

Provision for Loan Losses	11,200	11,200	0.0%

Noninterest Income:
Service Charges	27,691	29,523	-6.2%
Merchant Processing Services	9,734	9,436	3.2%
Debit Card Fees	5,173	4,956	4.4%
ATM Processing Fees	3,396	3,815	-11.0%
Trust Fees	2,078	1,887	10.1%
Financial Services Commissions	689	423	63.0%
Loss on Sale of Securities	(1,287)	--	n/m
Other	9,548	10,057	-5.1%
Total Noninterest Income	57,022	60,097	-5.1%

Noninterest Expense:
Salaries and Benefits	57,388	58,501	-1.9%
Occupancy	15,460	16,209	-4.6%
Outsourced Data Processing	8,531	8,844	-3.5%
Amortization of Identifiable Intangibles	5,368	5,975	-10.2%
Professional Fees	3,217	4,802	-33.0%
Equipment	3,775	3,837	-1.6%
Other Real Estate Owned	1,235	2,458	-49.8%
Courier Service	3,117	3,342	-6.7%
Settlements	--	2,100	n/m
Other	18,794	21,610	-13.0%
Total Noninterest Expense	116,885	127,678	-8.5%

Income Before Income Taxes	106,557	120,816	-11.8%
Income Tax Provision	25,430	32,928	-22.8%
Net Income	$81,127	$87,888	-7.7%

Average Common Shares Outstanding	27,654	28,628	-3.4%
Diluted Common Shares Outstanding	27,699	28,742	-3.6%

Per Common Share Data:
Basic Earnings	$2.93	$3.07	-4.6%
Diluted Earnings	2.93	3.06	-4.2%
Dividends Paid	1.48	1.45	2.1%

Footnotes and Abbreviations:
(FTE) Fully Taxable Equivalent
(a) Annualized
(1) Purchased covered loans represent purchased loans on which losses are shared with the FDIC per a Loss Sharing Agreement. Purchased covered loans were recorded at estimated fair value at February 6, 2009, the date of purchase.
(2) Purchased non-covered loans represent purchased loans recorded at estimated fair value at August 20, 2010, the date of purchase.
CONTACT: Westamerica Bancorporation
         Robert A. Thorson - SVP & Chief Financial Officer
         707-863-6840